                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

KEMPER
GLOBAL INCOME FUND

   "Given the consensus outlook for global growth and rising interest rates over the next six months, we ... plan on maintaining a defensive bond position. We hope to add value via active currency hedge management."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
MARKET PERFORMANCE
9
CURRENCY COMPOSITION
10
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
NOTES TO FINANCIAL STATEMENTS
25
REPORT OF INDEPENDENT AUDITORS
AT A GLANCE
TERMS TO KNOW

 KEMPER GLOBAL INCOME FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED DECEMBER 31, 1999 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

--------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS A                                                -6.38
--------------------------------------------------------------------------------------
Kemper Global Income Fund Class B                                                -6.98
--------------------------------------------------------------------------------------
Kemper Global Income Fund Class C                                                -7.06
--------------------------------------------------------------------------------------
Lipper General World Income Funds Category Average*                              -2.43
--------------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                   AS OF      AS OF
                                  12/31/99   12/31/98
--------------------------------------------------------
    KEMPER GLOBAL INCOME FUND
    CLASS A                          $7.98      $8.94
--------------------------------------------------------
    KEMPER GLOBAL INCOME FUND
    CLASS B                          $8.00      $8.96
--------------------------------------------------------
    KEMPER GLOBAL INCOME FUND
    CLASS C                          $8.01      $8.99
--------------------------------------------------------

 KEMPER GLOBAL INCOME
 FUND RANKINGS AS OF 12/31/99*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS CATEGORY

                       CLASS A               CLASS B               CLASS C
-------------------------------------------------------------------------------------
    1-YEAR        #102 of 137 funds     #110 of 137 funds     #111 of 137 funds
-------------------------------------------------------------------------------------
    5-YEAR         #50 of 82 funds       #60 of 82 funds       #59 of 82 funds
-------------------------------------------------------------------------------------
    10-YEAR         #9 of 20 funds             n/a                    /a
-------------------------------------------------------------------------------------

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1999.

                            CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------
    ONE-YEAR INCOME:          $0.3975     $0.3423     $0.3542
-----------------------------------------------------------------
    DECEMBER DIVIDENDS:       $0.0300     $0.0257     $0.0268
-----------------------------------------------------------------
    ANNUALIZED
    DISTRIBUTION RATE+:         4.51%       3.86%       4.01%
-----------------------------------------------------------------
    SEC YIELD+:                 4.40%       3.81%       3.48%
-----------------------------------------------------------------

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON DECEMBER 31, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED DECEMBER 31, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THIS IS A NONDIVERSIFIED FUND. THIS PRESENTS GREATER RISK OF LOSS OF PRINCIPAL AS THE FINANCIAL CONDITION OR MARKET'S ASSESSMENT OF SUCH SECURITIES CHANGES.

YOUR FUND'S STYLE

 MORNINGSTAR FIXED-INCOME STYLE BOX

[MORNINGSTAR FIXED-INCOME  Source: Morningstar, Inc., Chicago, IL (312)
STYLE BOX]                 696-6000. The Fixed- Income Style Box placement
                           is based on a fund's average effective maturity
                           or duration and the average credit rating of the
                           bond portfolio.
Maturity/Intermediate      THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
Quality/High               PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER GLOBAL
                           INCOME FUND IN THE INTERNATIONAL BOND CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

CREDIT SPREAD The difference in yield between non-U.S. Treasury bonds, such as international bonds, and U.S. Treasury bonds of comparable maturity. If credit spreads are said to be widening, for example, it typically means that the yields of non-U.S. government issues have been rising. In contrast, narrowing spreads generally mean that the yields of non-U.S. government issues have been falling.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge, or reduce the possibility of a loss on, an investment.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Devaluation may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  With the potential Y2K crisis seemingly averted, the main question hanging over the economy has been whether the Federal Reserve Board would boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. The Fed began that process on Feb. 2. Fearing that "increases in demand" would foster "inflationary imbalances," they raised interest rates by a quarter of a percentage point (0.25%).

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system, we're more likely to see a slow winding down, thanks to persistent low inflation. Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, pre-Y2K fears were sufficient to show many investors that risks exist in today's markets and remind them that they could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (1/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.70                   5.80                   4.70                   5.50
Prime rate (2)                                  8.50                   7.75                   7.75                   8.50
Inflation rate (3)*                             2.70                   2.00                   1.60                   1.70
The U.S. dollar (4)                             1.50                   -2.2                   -4.2                   9.40
Capital goods orders (5)*                      18.30                   -0.2                  10.60                   6.50
Industrial production (5)*                      5.00                   3.90                   2.40                   6.70
Employment growth (6)                           2.30                   2.40                   2.20                   2.80

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF FEB. 2, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[FALLER PHOTO]

LEAD PORTFOLIO MANAGER JAN FALLER JOINED SCUDDER KEMPER INVESTMENTS' GLOBAL BOND GROUP IN 1999. PRIOR TO JOINING THE COMPANY, JAN WAS PART OF THE GLOBAL FIXED-INCOME PORTFOLIO MANAGEMENT TEAM AT PANAGORA ASSET MANAGEMENT. HE RECEIVED A BACHELOR'S DEGREE FROM WESTMONT COLLEGE, SANTA BARBARA, AND AN M.B.A. FROM AMOS TUCK SCHOOL, DARTMOUTH COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST 12 MONTHS, THE GLOBAL BOND MARKET HAS BEEN CHALLENGING, DOMINATED BY CONCERNS OVER THE Y2K EFFECT, THE SUSTAINABILITY OF GROWTH IN THE UNITED STATES AND ELSEWHERE, AND INTEREST-RATE FEARS. KEMPER GLOBAL INCOME FUND LEAD PORTFOLIO MANAGER, JAN FALLER, RECAPS THE PERIOD AND SHARES HIS OUTLOOK FOR THE GLOBAL BOND MARKET.

Q     WHAT WERE THE MORE SIGNIFICANT ECONOMIC EVENTS AFFECTING GLOBAL BOND
MARKETS DURING THE FISCAL YEAR ENDING DECEMBER 31, 1999?


A     For much of 1999, U.S. interest-rate concerns and Y2K fears were the main focus of global bond markets. With the United States having served as the world's growth engine for much of 1998, investors grew worried that global growth would slow if the United States raised interest rates. Additionally, uncertainty surrounding market appetite for new issues as the Y2K rollover approached raised concerns that issuers would move their remaining 1999 financing needs forward. These concerns put significant pressure on credit spreads (see Terms To Know on page 2) in general; by the end of June, the Federal Reserve began to take back the 75 basis points of easing that it gave to the market the previous year.

  Not all central banks were in sync with the United States, however, reflecting the economic-cycle disparity around the world. For example, rather than raising rates as the Fed did, the Bank of Japan lowered its short-term rate to nearly zero in an effort to stimulate an economy experiencing deflation and negative growth. The Japanese bond market responded strongly, outperforming other global markets for much of the year. While not with the same desperation as the Japanese, the newly established European Central Bank also lowered the short-term rate in the Eurobloc. Yield curves across Europe steepened in response as investors priced in the potentially inflationary effects of the monetary easing.

  On the emerging-markets front, there was clearly an increase in risk tolerance among bond market participants. Brazil's devaluation of the REAL in early 1999 initially created fears of even more instability among developing nations. Instead, due to credible indications of serious fiscal reform from Brazil and others, many emerging markets stabilized and subsequently rallied, particularly in the latter half of the year. This was remarkable given that global bond markets experienced the first-ever Brady bond default. Ecuador announced it would delay a $96 million interest payment that was due at the end of August and would seek a restructuring on its $6 billion of outstanding Brady debt. The default had a muted impact on the markets; investors considered Ecuador to be its own case and were able to differentiate its deteriorating credit from that of other emerging markets.



Q     AGAINST THIS SOMEWHAT CHALLENGING BACKDROP FOR 1999, HOW DID KEMPER GLOBAL
INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK?


A     Kemper Global Income Fund was down by 6.38 percent (Class A shares, unadjusted for any sales charge) for the year, compared with the Salomon Brothers World

PERFORMANCE UPDATE

Government Bond Index*, which declined by 4.27 percent for the same period. The fund's underperformance relative to the index can be attributed to three main factors, all related to risk management. Cautious about the sustainability of low yields in Japan, we were underweighted there. We also maintained a significant hedge on the YEN, thereby missing out on that currency's rally. In contrast, the index is unhedged. Additionally, we were overweighted in the weak U.S. bond market in the earlier half of the year. We did have some exposure to emerging markets throughout 1999, and we did maintain a hedge against the declining euro, but these moves were not sufficient to place the fund ahead of the benchmark.

* THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX ON A U.S. DOLLAR BASIS, WITH ALL DIVIDENDS REINVESTED, AND INCLUDES BONDS FROM 14 COUNTRIES. THE MINIMUM MATURITY IS ONE YEAR. INVESTORS CANNOT ACTUALLY INVEST IN THE INDEX. SOURCE: SALOMON SMITH BARNEY.



Q     HOW WOULD YOU DESCRIBE YOUR INVESTMENT PROCESS?


A     Our process is best described as a rigorous, structured approach to following all of the countries and currencies that are candidates for investment by the fund. We regularly review current and potential holdings in a disciplined manner, using consistent measures. Also, we consider any political or other developments that might not be caught by the specific valuation measures that we apply.

  Our decisions are based on three factors: country, individual security credit quality, and currency. Because changes in interest rates are the most significant determinant of bond returns, identifying which countries will outperform and which countries will underperform has a larger effect on portfolio performance than individual security selection. However, once we determine which countries to own, we then find attractive securities with high credit quality that might enhance the yield of the fund without taking significant credit risk. Currency selection is also important because currency returns are generally more volatile than bond returns. Again, we rely on a combination of specific valuation measures to determine what the appropriate combination of hedges is for the fund at any given time. The fund seeks to hold the optimal combination of hedges (see Terms To Know on page 2) in an attempt to manage risk and increase return potential. We are very seldom fully hedged into currencies or, conversely, fully unhedged. Instead the goal is to have partial hedges which can help reduce the volatility of returns for the fund.



Q     HOW DO YOU FORESEE APPLYING THIS PROCESS OVER THE NEXT SIX MONTHS OR SO?


A     Given the consensus outlook for global growth and rising interest rates over the next six months, we anticipate a continued tough global bond market and plan on maintaining a defensive bond position. We hope to add value via active currency hedge management. We believe that the euro is currently below its fair value and that over the medium term it should rise relative to the dollar. We'll adjust our hedge to take advantage of the expected move of the euro toward its fair value. There is little appeal to the Japanese bond market. Almost any economic scenario indicates that yields should rise there, which would hurt bond returns. Therefore, we plan to maintain our underweight in Japanese bonds. If their economic recovery is slow and steady, however, yields could remain at their low levels for a significant period of time, rather than increasing due to either oversupply or indications of inflation. Should yields remain at their current levels, our underweight position could hurt the relative performance of the fund, especially if yields in other major markets rise relative to Japan. This is not a particularly likely scenario given the increasing supply and continued signs of economic recovery in the Japanese market.

  On the home front, we anticipate that there will be at least one more rate hike in the United States as strong growth continues. The risk with the Fed's raising rates comes mainly from the potentially negative effect on equity markets. A drop in U.S. equity markets is not positive for bonds because credit spreads and emerging-market spreads are highly correlated with U.S. equity returns. We are managing this risk by sticking with high-quality bonds and viewing our emerging-markets holdings as tactical. If we find that our positions in developing markets face a potential increase in spreads, we will reduce our holdings in an effort to reduce the risk.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED DECEMBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                        1-YEAR   5-YEAR   10-YEAR    CLASS
------------------------------------------------------------------------------------------------
    KEMPER GLOBAL INCOME FUND CLASS A   -10.58%  5.01%     6.36%     6.70%     (since 10/01/89)
 ................................................................................................
    KEMPER GLOBAL INCOME FUND CLASS B    -9.66    5.07      n/a      4.88      (since 05/31/94)
 ................................................................................................
    KEMPER GLOBAL INCOME FUND CLASS C    -7.06    5.30      n/a      5.08      (since 05/31/94)
 ................................................................................................

KEMPER GLOBAL INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/89 to 12/31/99
[LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD      CONSUMER PRICE INDEX -
                                                      FUND CLASS A1          GOVERNMENT BOND INDEX+               US++
                                                  --------------------       ----------------------      ----------------------
10/31/89                                                   9546                       10000                       10000
                                                           9960                       10215                       10040
                                                          12216                       11440                       10653
                                                          13576                       13252                       10979
12/31/92                                                  13318                       13985                       11298
                                                          14680                       15844                       11608
                                                          14464                       16211                       11919
                                                          17340                       19297                       12221
12/31/96                                                  18358                       19998                       12627
                                                          18689                       20047                       12842
                                                          20648                       23111                       13049
12/31/99                                                  19331                       22134                       13408

- Kemper Global Income Fund Class A (1)
- Salomon Brothers World Government Bond Index (+)
- Consumer Price Index - US (++)

KEMPER GLOBAL INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 05/31/94 to 12/31/99
[LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD      CONSUMER PRICE INDEX -
                                                      FUND CLASS B1          GOVERNMENT BOND INDEX+               US++
                                                  --------------------       ----------------------      ----------------------
5/31/94                                                   10000                       10000                       10000
                                                          10189                       10311                       10149
12/31/95                                                  12146                       12274                       10407
                                                          12767                       12720                       10753
12/31/97                                                  12898                       12751                       10936
                                                          14132                       14700                       11112
12/31/99                                                  13053                       14079                       11417

- Kemper Global Income Fund Class B (1)
- Salomon Brothers World Government Bond Index (+)
- Consumer Price Index - US (++)

KEMPER GLOBAL INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 12/31/99
[LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD      CONSUMER PRICE INDEX -
                                                      FUND CLASS C1          GOVERNMENT BOND INDEX+               US++
                                                  --------------------       ----------------------      ----------------------
5/31/94                                                   10000                       10000                       10000
                                                          10191                       10311                       10149
12/31/95                                                  12154                       12274                       10407
                                                          12799                       12720                       10753
12/31/97                                                  12938                       12751                       10936
                                                          14195                       14700                       11112
12/31/99                                                  13193                       14079                       11417

- Kemper Global Income Fund Class C (1)
- Salomon Brothers World Government Bond Index (+)
- Consumer Price Index - US (++)

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) IS AS FOLLOWS: 1-YEAR, 3%;
  5-YEAR, 1%; SINCE INCEPTION, 0 PERCENT
  AND FOR CLASS C SHARES NO ADJUSTMENT
  FOR SALES CHARGE. THE MAXIMUM CDSC FOR
  CLASS B SHARES IS 4%. FOR CLASS C
  SHARES, THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE. SHARE CLASSES INVEST IN THE
  SAME UNDERLYING PORTFOLIO. AVERAGE
  ANNUAL RETURN REFLECTS ANNUALIZED
  CHANGE WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING THE KEMPER
    GLOBAL INCOME FUND WITH THE TWO
    INDICES, YOU SHOULD ALSO NOTE THAT
    THE FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDICES.

    THE SPECIAL RISK CONSIDERATIONS
    ASSOCIATED WITH AN INVESTMENT IN THE
    FUND, INCLUDING RISKS RELATED TO
    FOREIGN INVESTMENTS AND TO A
    NONDIVERSIFIED INVESTMENT COMPANY,
    ARE DISCUSSED IN THE PROSPECTUS.
    RISKS ASSOCIATED WITH FOREIGN
    SECURITIES, INCLUDING FLUCTUATING
    EXCHANGE RATES, GOVERNMENT
    REGULATIONS AND DIFFERENCES IN
    LIQUIDITY, MAY AFFECT YOUR
    INVESTMENT. AS A NONDIVERSIFIED
    INVESTMENT COMPANY, THE FUND MAY
    INVEST MORE THAN 5% OF ITS ASSETS IN
    THE SECURITIES OF A PARTICULAR
    FOREIGN GOVERNMENT.

 (+)THE SALOMON BROTHERS WORLD
    GOVERNMENT BOND INDEX IS AN
    UNMANAGED INDEX ON A U.S. DOLLAR
    TOTAL RETURN BASIS, WITH ALL
    DIVIDENDS REINVESTED, AND INCLUDES
    GOVERNMENT BONDS FROM 14 COUNTRIES.
    THE MINIMUM MATURITY IS ONE YEAR.
    SOURCE IS WIESENBERGER.

(++)THE CONSUMER PRICE INDEX IS A
    STATISTICAL MEASURE OF CHANGE, OVER
    TIME, IN THE PRICES OF GOODS AND
    SERVICES IN MAJOR EXPENDITURE GROUPS
    FOR ALL URBAN CONSUMERS. SOURCE IS
    WIESENBERGER.

    THE INDICES ARE NOT AVAILABLE FOR
    DIRECT INVESTMENT.

MARKET PERFORMANCE

WORLD BOND MARKET PERFORMANCE
The table below presents the one-year returns of select government bond markets tracked by Salomon Brothers for the period ending December 31, 1999, expressed in local currencies and U.S. dollar terms. This information is historical and does not reflect future returns of these markets.

               COUNTRY                       U.S. DOLLAR TERMS       LOCAL CURRENCY
---------------------------------------------------------------------------------------
       1.      AUSTRALIA                            4.07                 -2.45
---------------------------------------------------------------------------------------
       2.      AUSTRIA                            -17.14                 -2.92
---------------------------------------------------------------------------------------
       3.      BELGIUM                            -16.84                 -2.58
---------------------------------------------------------------------------------------
       4.      CANADA                               4.29                 -1.46
---------------------------------------------------------------------------------------
       5.      DENMARK                            -14.90                 -0.73
---------------------------------------------------------------------------------------
       6.      EEC*                               -16.83                 -2.57
---------------------------------------------------------------------------------------
       7.      FINLAND                            -16.25                 -1.89
---------------------------------------------------------------------------------------
       8.      FRANCE                             -17.15                 -2.95
---------------------------------------------------------------------------------------
       9.      GERMANY                            -16.42                 -2.08
---------------------------------------------------------------------------------------
      10.      IRELAND                            -17.50                 -3.35
---------------------------------------------------------------------------------------
      11.      ITALY                              -16.85                 -2.59
---------------------------------------------------------------------------------------
      12.      JAPAN                               15.53                  4.83
---------------------------------------------------------------------------------------
      13.      NETHERLANDS                        -16.67                 -2.38
---------------------------------------------------------------------------------------
      14.      NEW ZEALAND                         -1.83                 -0.55
---------------------------------------------------------------------------------------
      15.      NORWAY                              -2.70                  2.64
---------------------------------------------------------------------------------------
      16.      PORTUGAL                           -17.17                 -2.96
---------------------------------------------------------------------------------------
      17.      SPAIN                              -17.20                 -3.01
---------------------------------------------------------------------------------------
      18.      SWEDEN                              -7.50                 -2.51
---------------------------------------------------------------------------------------
      19.      SWITZERLAND                        -16.33                 -2.48
---------------------------------------------------------------------------------------
      20.      UNITED KINGDOM                      -4.30                 -1.20
---------------------------------------------------------------------------------------
      21.      UNITED STATES                       -2.45                 -2.45
---------------------------------------------------------------------------------------

*EUROPEAN ECONOMIC COMMUNITY

CURRENCY COMPOSITION

CURRENCY COMPOSITION OF KEMPER GLOBAL INCOME FUND
Based on total net assets on December 31, 1999
[BAR GRAPH]

                                                                 KEMPER GLOBAL INCOME FUND ON 12/31/99
                                                                 -------------------------------------
United States                                                                     40
Euroland                                                                          33
Japan                                                                             10
Norway                                                                             9
United Kingdom                                                                     8

Kemper Global Income Fund On 12/31/99
PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION

                                          ON 12/31/99         ON 12/31/98
    FOREIGN/U.S. GOVERNMENT SECURITIES         67%                 96%
 ..............................................................................
    OTHER*                                     32                   2
 ..............................................................................
    CASH AND EQUIVALENTS                        1                   2
------------------------------------------------------------------------------
                                              100%                100%

Foreign/U.S. Government Securities
Other*
Cash And Equivalents

[PIE CHART] [PIE CHART]
ON 12/31/99 ON 12/31/98

*INCLUDES SUPRANATIONAL ENTITIES AND CORPORATES GUARANTEED BY GOVERNMENTS

AVERAGE MATURITY

                                          ON 12/31/99         ON 12/31/98
    AVERAGE MATURITY                       7.5 years           7.0 years
------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME FUND
Portfolio of Investments at December 31, 1999
(DOLLARS IN THOUSANDS)

                                                                                              PRINCIPAL
CURRENCY                                  ISSUER                                               AMOUNT        VALUE
MONEY MARKET INSTRUMENT--0.5%
-------------------------------------------------------------------------------------------------------------------------

U.S. DOLLAR--0.5%
                                          Chase Euro Time Deposit, 4.875%, due 01/03/2000
                                            (cost $288)                                        $   288      $   288
                                          -----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT & CORPORATE OBLIGATIONS--99.5%
-------------------------------------------------------------------------------------------------------------------------

BRITISH POUNDS--7.7%
                                          General Motors Acceptance Corp., 6.875%,
                                            09/09/2004                                           1,670        2,670
                                          United Kingdom Treasury Bond, 9.000%, 07/12/2011         750        1,572
                                          -----------------------------------------------------------------------------
                                                                                                              4,242
-------------------------------------------------------------------------------------------------------------------------

EURO--32.5%
                                          Depfa Pfandbrief Bank, 4.750%, 07/15/2008 (b)          2,200        2,081
                                          Federal Republic of Germany, 6.250%,
                                            01/04/2024 (b)                                       2,700        2,833
                                          Ford Motor Credit Corp., 3.750%, 07/12/2004 (b)        3,400        3,211
                                          French Treasury Note, 4.500%, 07/12/2003 (b)           1,000        1,003
                                          Government of Spain, 4.500%, 07/30/2004 (b)            2,750        2,715
                                          Kredit Fuer Wiederaufbau, 5.000%, 01/04/2009 (b)       3,180        3,068
                                          Rheinische Hypo Bank, 4.500%, 08/26/2003 (b)           3,120        3,101
                                          -----------------------------------------------------------------------------
                                                                                                             18,012
-------------------------------------------------------------------------------------------------------------------------

JAPANESE YEN--10.3%
                                          Republic of Italy, 3.800%, 03/27/2008 (b)            500,000        5,702
                                          -----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NORWEGIAN KRONER--9.0%
                                          Norwegian Government, 7.000%, 05/31/2001 (b)          39,570        5,008
                                          -----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

U. S. DOLLARS--40.0%
                                          Argentine Republic, Collateralized Par Bond,
                                            Series L, 6.0% to 03/31/2023                           200          131
                                          Federative Republic of Brazil, Eligible Interest,
                                            Floating Rate Bond, LIBOR plus .8125%, (6.938%),
                                            04/15/2006                                              94           82
                                          Federative Republic of Brazil, "New" Money Bond,
                                            Floating Rate Bond, LIBOR plus .875%, (6.188%),
                                            04/15/2009                                             200          162
                                          Federative Republic of Brazil Global Bond,
                                            10.125%, 05/15/2027                                    190          162
                                          Government of Jamaica, 10.875%, 06/10/2005 (b)           275          261
                                          Government of Malaysia, 8.750%, 06/01/2009                 5            5
                                          Kingdom of Spain, 5.875%, 07/28/2008 (b)               4,000        3,685
                                          Petroliam Nasional BHD, 8.875%, 08/01/2004                75           78
                                          Republic of Argentina, 11.000%, 12/04/2005               121          118
                                          Republic of Argentina, 11.750%, 04/07/2009                75           75
                                          Republic of Brazil, 11.625%, 04/15/2004                  160          160
                                          Republic of Bulgaria, Floating Rate Bond,
                                            LIBOR plus .8125%, (6.500%), 07/28/2011                350          277
                                          Republic of Colombia, 7.625%, 02/15/2007                 150          127
                                          Republic of Columbia, 9.750%, 04/23/2009                  80           75
                                          Republic of Panama, Interest Reduction Bond,
                                            Step-up Coupon, 4.25% to 07/17/2014                    225          174
                                          Republic of Panama, Past Due Interest Bond Series
                                            D, LIBOR plus .8125%, (6.500%) 07/17/2016              169          135
                                          Republic of Peru, Floating Rate Interest Reduction
                                            Bond, 3.750%, 03/07/2017                               200          124
                                          Republic of South Africa, 8.500%, 06/23/2017             225          205
                                          Republic of Turkey, 9.875%, 02/23/2005                   300          291
                                          Republic of Venezuela Global, 9.250%, 09/15/2027         300          200

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                              PRINCIPAL
CURRENCY                                  ISSUER                                               AMOUNT        VALUE
                                          Republic of the Philippines, 9.875%,
                                            01/15/2019 (b)                                     $   145      $   143
                                          Slovak Republic, 9.500%, 05/28/2003                       75           76
                                          Sunamerica Institute Fund, 5.750%, 02/16/2009 (b)      4,000        3,540
                                          U.S. Treasury Bond, 7.500%, 11/15/2016                 1,810        1,935
                                          U.S. Treasury Bond, 8.500%, 02/21/2020                   695          821
                                          U.S. Treasury Note, 5.500%, 12/31/2000                 1,000          994
                                          U.S. Treasury Note, 5.625%, 12/31/2002                 1,730        1,698
                                          U.S. Treasury Note, 5.750%, 08/15/2003                   700          686
                                          U.S. Treasury Note, 6.000%, 05/15/2004                 1,360        1,339
                                          U.S. Treasury Note, 6.500%, 10/15/2006                   999          996
                                          U.S. Treasury Note, 7.875%, 08/15/2001                 2,500        2,563
                                          United Mexican States, Floating Rate Discount Bond
                                            (Detachable Oil Priced Indexed Value Recovery
                                            Rights), Series W-A, LIBOR plus .8125%,
                                            (6.903%), 12/31/2019                                   425          398
                                          United Mexican States, Collateralized Par Bond
                                            (Detachable Oil Priced Indexed Value Recovery
                                            Rights), Series W-A, 6.250%, 12/31/2019                250          197
                                          United Mexican States, 11.500%, 05/15/2026               210          250
                                          -----------------------------------------------------------------------------
                                                                                                             22,163
                                          -----------------------------------------------------------------------------
                                          TOTAL GOVERNMENT & CORPORATE OBLIGATIONS
                                          (Cost $57,617)                                                     55,127
                                          -----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS--0.0%
-------------------------------------------------------------------------------------------------------------------------
                                          Put on Japanese Yen, strike price 108.50, expire
                                            02/07/2000 (Cost $21)                              203,500            3
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost $57,926)(a)                                                 $55,418
                                          -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

(a) The cost for federal income tax purposes was $57,926. At December 31, 1999 the net unrealized depreciation for all securities based on tax cost was $2,508. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $763 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,271.

(b) At December 31, 1999, these securities, in part or in whole, have been segregated to cover when-issued securities and initial margin requirements for open futures contracts.

At December 31, 1999, outstanding written options were as follows (in thousands):

                                                    PRINCIPAL
                                                     AMOUNT     EXPIRATION   STRIKE   MARKET
WRITTEN OPTIONS                                      (000'S)       DATE      PRICE    VALUE
--------------------------------------------------------------------------------------------
JPY.............................................     203,500    02/07/2000   98.00     $11
                                                                                       ---
Total outstanding written options
  (Premium received $21)........................                                       $11
                                                                                       ===

At December 31, 1999, open futures contracts purchased (sold) were as follows (in thousands):

                                                                                                           UNREALIZED
                                                      EXPIRATION                  AGGREGATE    MARKET    APPRECIATION/
FUTURES                                                  DATE         CONTRACTS   FACE VALUE    VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Canadian 10 yr. Bond............................       3/22/2000        52         $ 4,339     $ 4,264        $(75)
Euro Bond.......................................        3/8/2000       (15)         (1,619)     (1,573)         46
US Treasury 10 yr. Note.........................       3/22/2000       (24)         (2,363)     (2,301)         62
                                                                                                              ----
Total net unrealized appreciation on open futures contracts...........................................
                                                                                                              $ 33
                                                                                                              ====

    CURRENCY ABBREVIATION
-----------------------------
CAD        Canadian Dollar
EUR        Euro
GBP        British Pound
JPY        Japanese Yen
NOK        Norwegian Kroner
NZD        New Zealand Dollar
USD        U.S. Dollar

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (cost $57,926)              $ 55,418
------------------------------------------------------------------------
Cash                                                                   5
------------------------------------------------------------------------
Foreign currencies at value (cost $30)                                30
------------------------------------------------------------------------
Interest receivable                                                1,604
------------------------------------------------------------------------
Receivable for Fund shares sold                                       91
------------------------------------------------------------------------
Receivable for daily variation margin on open futures
  contracts                                                          287
------------------------------------------------------------------------
Net receivable appreciation on open forward currency
  exchange contracts                                                 820
------------------------------------------------------------------------
Other assets                                                           9
------------------------------------------------------------------------
TOTAL ASSETS                                                      58,264
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Payable for investments purchased                                      2
------------------------------------------------------------------------
Payable for Fund shares redeemed                                     107
------------------------------------------------------------------------
Net payable depreciation of open forward currency exchange
  contracts                                                          232
------------------------------------------------------------------------
Written options, at value (premiums received $21)                     11
------------------------------------------------------------------------
Accrued management fee                                                41
------------------------------------------------------------------------
Other accrued expenses                                               169
------------------------------------------------------------------------
Total liabilities                                                    562
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 57,702
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $   (473)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
    Investment securities                                         (2,508)
------------------------------------------------------------------------
    Futures                                                           33
------------------------------------------------------------------------
    Written options                                                   10
------------------------------------------------------------------------
    Foreign currency related transactions                            594
------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (31,047)
------------------------------------------------------------------------
Paid-in capital                                                   91,093
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 57,702
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($49,407 /
  6,193 shares of capital stock outstanding, $.01 par value)       $7.98
------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $7.98)            $8.36
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,955 / 869
  shares of capital stock outstanding, $.01 par value)             $8.00
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,340 / 167
  shares of capital stock outstanding, $.01 par value)             $8.01
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Interest (net of foreign taxes withheld of $975)                $ 3,902
-----------------------------------------------------------------------
Expenses:
Management fee                                                      536
-----------------------------------------------------------------------
Services to shareholders                                            242
-----------------------------------------------------------------------
Custodian fees                                                       34
-----------------------------------------------------------------------
Distribution services fees                                           89
-----------------------------------------------------------------------
Administrative services fees                                        154
-----------------------------------------------------------------------
Auditing                                                             76
-----------------------------------------------------------------------
Legal                                                                10
-----------------------------------------------------------------------
Trustees' fees and expenses                                          15
-----------------------------------------------------------------------
Reports to shareholders                                             110
-----------------------------------------------------------------------
Other                                                                13
-----------------------------------------------------------------------
Total expenses, before expense reductions                         1,279
-----------------------------------------------------------------------
Expense reductions                                                   (7)
-----------------------------------------------------------------------
Total expenses, after expense reductions                          1,272
-----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,630
-----------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (4,377)
-----------------------------------------------------------------------
Futures                                                             (36)
-----------------------------------------------------------------------
Written options                                                      37
-----------------------------------------------------------------------
Foreign currency related transactions                                72
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (4,196)
-----------------------------------------------------------------------
Futures                                                              33
-----------------------------------------------------------------------
Written options                                                      10
-----------------------------------------------------------------------
Foreign currency related transactions                               594
-----------------------------------------------------------------------
Net gain (loss) on investment transactions                       (7,863)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(5,233)
-----------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  2,630            $  3,707
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (4,304)              2,351
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (3,559)              2,547
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (5,233)              8,605
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                           (919)             (3,266)
--------------------------------------------------------------------------------------------
  Class B                                                           (128)               (633)
--------------------------------------------------------------------------------------------
  Class C                                                            (29)                (61)
--------------------------------------------------------------------------------------------
Tax return of capital:
  Class A                                                         (1,938)               (913)
--------------------------------------------------------------------------------------------
  Class B                                                           (270)               (177)
--------------------------------------------------------------------------------------------
  Class C                                                            (62)                (17)
--------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         14,344              13,827
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                      2,423               3,662
--------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (35,281)            (35,286)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (18,514)            (17,797)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (27,093)            (14,259)
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                 84,795              99,054
--------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed of net
investment income (loss) of $(473) at December 31, 1999)        $ 57,702            $ 84,795
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 ------------------------------------------------
                                                                     CLASS A
                                                 ------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------
                                                  1999      1998     1997     1996     1995
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period
                                                 $  8.94     8.58     8.97     9.05      8.55
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         .32(a)   .37 (a)  .48 (a)  .52 (a)   .61
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             (.88)     .50     (.33)    (.02)     1.05
-------------------------------------------------------------------------------------------------
Total from investment operations                    (.56)     .87      .15      .50      1.66
-------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.13)    (.40)    (.47)    (.58)    (1.16)
-------------------------------------------------------------------------------------------------
Tax return of capital                               (.27)    (.11)    (.07)      --        --
-------------------------------------------------------------------------------------------------
Total distributions                                 (.40)    (.51)    (.54)    (.58)    (1.16)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  7.98     8.94     8.58     8.97      9.05
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                 (6.38)   10.48     1.80     5.87     19.89
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        49,407   69,913   72,145   86,240   102,988
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.68     1.58     1.32     1.48      1.34
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.67     1.58     1.32     1.48      1.34
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           3.80     4.31     5.56     5.77      6.43
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          165      313      283      276       220
-------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------
                                                                    CLASS B
                                                 ------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------
                                                  1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period
                                                 $ 8.96     8.60     9.00     9.09     8.56
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .26(a)   .31 (a)  .41 (a)  .46 (a)  .56
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (.88)     .49     (.33)    (.02)    1.05
-------------------------------------------------------------------------------------------------
Total from investment operations                   (.62)     .80      .08      .44     1.61
-------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.11)    (.34)    (.42)    (.53)   (1.08)
-------------------------------------------------------------------------------------------------
Tax return of capital                              (.23)    (.10)    (.06)      --       --
-------------------------------------------------------------------------------------------------
Total distributions                                (.34)    (.44)    (.48)    (.53)   (1.08)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 8.00     8.96     8.60     9.00     9.09
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                (6.98)    9.56     1.03     5.11    19.21
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        6,955   12,536   25,735   44,678   49,692
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.37     2.32     2.18     2.14     1.98
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.36     2.32     2.18     2.14     1.98
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          3.11     3.57     4.70     5.11     5.79
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         165      313      283      276      220
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ----------------------------------------------------------
                                                                          CLASS C
                                                 ----------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------
                                                   1999      1998        1997          1996      1995
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
                                                    $8.99      8.62         9.02         9.09      8.56
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .27(a)    .32 (a)      .42 (a)      .48 (a)   .57
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.90)      .49         (.33)        (.02)     1.05
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.63)      .81          .09          .46      1.62
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.11)     (.34)        (.43)        (.53)    (1.09)
-----------------------------------------------------------------------------------------------------------
Tax return of capital                                (.24)     (.10)        (.06)          --        --
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.35)     (.44)        (.49)        (.53)    (1.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.01      8.99         8.62         9.02      9.09
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                  (7.06)     9.72         1.09         5.31     19.26
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)          1,340     2,346        1,149          821       253
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.32      2.13         2.11         2.06      2.06
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.31      2.13         2.11         2.06      2.06
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            3.16      3.76         4.77         5.19      5.71
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           165       313          283          276       220
-----------------------------------------------------------------------------------------------------------

NOTES:

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Global Income Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through December 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial

NOTES TO FINANCIAL STATEMENTS

                             instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $30,985,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($4,524,000), December 31, 2004
                             ($2,851,000), December 31,

NOTES TO FINANCIAL STATEMENTS

                             2005 ($7,021,000), December 31, 2006 ($7,021,000),
                             December 31, 2007 ($9,568,000) the respective expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------
2
     PURCHASE AND SALES
     OF SECURITIES           For the year ended December 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $114,042

                             Proceeds from sales                         131,806

                             The aggregate face value of futures contracts opened and closed during the year ended December 31, 1999 was (in thousands) $10,976 and $7,198, respectively.

                             Transactions in written options for the year ended December 31, 1999 are summarized as follows:


                                                OVER-THE-COUNTER OPTIONS
                                               ON CURRENCIES (000 OMITTED)
---------------------------------------------------------------------------
                                                NZD       JPY      PREMIUMS
                                               ------   --------   --------
            Beginning of year                      --         --       --
            Written                             7,540    407,000     $ 81
            Closed                                 --   (203,500)     (26)
            Exercised                              --         --       --
            Expired                            (7,540)        --      (34)
                                               ------   --------     ----
            End of year                             0    203,500     $ 21
                                               ======   ========     ====

---------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $536,000 for the year ended December 31, 1999. Scudder Investments (U.K.)
                             Limited, an affiliate of Scudder Kemper serves as sub-advisor for the Fund and is paid by Scudder
                             Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI).

NOTES TO FINANCIAL STATEMENTS

                             Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended December 31, 1999 are 3,000.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended December 31, 1999, are $119,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid for the year ended December 31, 1999, are $154,000, of which $5,000 was unpaid at December 31, 1999. In addition $1,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $165,000 for the year ended December 31, 1999, of which $15,000 was unpaid at December 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended December 31, 1999, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                   1999                    1998
                                                                            ------------------      ------------------
                                                                            SHARES     AMOUNT       SHARES     AMOUNT
                                       -------------------------------------------------------------------------------
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                              1,371    $ 11,473         991    $  8,688
                                       -------------------------------------------------------------------------------
                                        Class B                                278       2,350         409       3,579
                                       -------------------------------------------------------------------------------
                                        Class C                                 60         521         178       1,560
                                       -------------------------------------------------------------------------------
                                        Class I                                 --          --          --          --
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                                245       2,044         336       2,920
                                       -------------------------------------------------------------------------------
                                        Class B                                 39         331          78         682
                                       -------------------------------------------------------------------------------
                                        Class C                                  6          48           7          60
                                       -------------------------------------------------------------------------------
                                        Class I                                 --          --          --          --
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                             (3,462)    (28,691)     (3,195)    (27,830)
                                       -------------------------------------------------------------------------------
                                        Class B                               (633)     (5,275)       (797)     (6,933)
                                       -------------------------------------------------------------------------------
                                        Class C                               (160)     (1,315)        (57)       (498)
                                       -------------------------------------------------------------------------------
                                        Class I                                 --          --          (3)        (25)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                                215       1,798       1,287      11,130
                                       -------------------------------------------------------------------------------
                                        Class B                               (214)     (1,798)     (1,285)    (11,130)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM CAPITAL
                                        SHARE TRANSACTIONS                            $(18,514)               $(17,797)
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $4,000 and $3,000, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     COMMITMENTS             As of December 31, 1999 the fund had entered into
                             the following forward currency exchange contracts resulting in a net unrealized appreciation of $588,000.

                                       (in thousands)
                                                                                            NET UNREALIZED
                                                                               SETTLEMENT    APPRECIATION/
                                       CONTRACTS TO DELIVER   IN EXCHANGE FOR        DATE   (DEPRECIATION)
                                       -------------------------------------------------------------------
                                        CAD          5,391    USD     3,618      3/7/2000       $(119)
                                        EUR          9,409    USD     9,991     1/31/2000         496
                                        GBP          2,886    USD     4,762     2/14/2000         134
                                        JPY         68,666    USD       655     2/14/2000         (21)
                                        NOK         15,773    USD     2,033     2/14/2000          65
                                        USD          1,770    CAD     2,612     1/18/2000          39
                                        USD          3,651    CAD     5,391     3/07/2000          86
                                        USD          2,733    EUR     2,651     1/31/2000         (58)
                                        USD          4,426    GBP     2,720     2/14/2000         (34)
                                       -------------------------------------------------------------------
                                       Net unrealized gain (loss)                               $ 588
                                                                                                =====

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GLOBAL INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Income Fund as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Income Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the period since 1995 in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          February 15, 2000

NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK CASADY                       LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 JOHN R. HEBBLE
Trustee                           Vice President                    Treasurer
                                  and Secretary
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Trustee                           JAN C. FOWLER                     Assistant Secretary
                                  Vice President
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   BRENDA LYONS
Trustee                           ROBERT C. PECK, JR.               Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121-9066
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Tech Center
                                      Brooklyn, NY 11245
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGIF - 2 (2/25/00) 1102920